                                                                    EXHIBIT 3.7


                                STATE OF DELAWARE

                        OFFICE OF THE SECRETARY OF STATE

                        --------------------------------

     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "WLUP-FM LICENSE CORP.", CHANGING ITS NAME FROM "WLUP-FM LICENSE CORP." TO "KZPS/KDGE LICENSE CORP.", FILED IN THIS OFFICE ON THE TWENTIETH DAY OF OCTOBER, A.D. 1997, AT 4:30 O'CLOCK P.M.

     A CERTIFIED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE NEW CASTLE COUNTY RECORDER OF DEEDS FOR RECORDING.




                                         /s/ EDWARD J. FREEL
                                         -----------------------------------
                                         Edward J. Freel, Secretary of State

                                         AUTHENTICATION:      8712924

                             [SEAL]                DATE:      10-21-97

                            CERTIFICATE OF AMENDMENT
                                     OF THE
                          CERTIFICATE OF INCORPORATION
                                       OF
                              WLUP-FM LICENSE CORP.

     Pursuant to Section 242 of the General Incorporation Law of the State of Delaware, WLUP-FM License Corp. (the "Corporation"), a Delaware corporation, hereby certifies that:

     1. The Certificate of Incorporation of the Corporation is hereby amended by deleting the present Article FIRST and inserting in lieu thereof a new Article FIRST, as follows:

          FIRST: The name of the Corporation (hereinafter sometimes referred to as the "Corporation") is:

          "KZPS/KDGE LICENSE CORP."

     2. The Sole Director and Sole Shareholder of the Corporation, by written consent, adopted, approved and ratified the foregoing Amendment.

     IN WITNESS WHEREOF, the Corporation has caused the Certificate of Amendment to be signed and executed in its corporate name by Omar Choucair, its Vice President, on this 17 day of October, 1997.

                                             WLUP-FM LICENSE CORP.,
                                             a Delaware Corporation

                                             By: /s/ OMAR CHOUCAIR
                                                -------------------------------
                                             Name:  Omar Choucair
                                             Title: Vice President

                                STATE OF DELAWARE

                        OFFICE OF THE SECRETARY OF STATE

                        --------------------------------

     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF INCORPORATION OF "WLUP-FM LICENSE CORP.", FILED IN THIS OFFICE ON THE NINTH DAY OF OCTOBER, A.D. 1992, AT 4:30 O'CLOCK P.M.




                                         /s/ EDWARD J. FREEL
                                         -----------------------------------
                                         Edward J. Freel, Secretary of State

                                         AUTHENTICATION:  8705619

                        [SEAL]                     DATE:  10-16-97

    STATE OF DELAWARE
   SECRETARY OF STATE
 DIVISION OF CORPORATIONS
FILED 04:30 PM 10/09/1992
   732283029 - 2312324

                          CERTIFICATE OF INCORPORATION

                                       OF

                             WLUP-FM LICENSE CORP.


     FIRST: The name of the corporation (hereinafter sometimes referred to as the "Corporation") is:

                             WLUP-FM LICENSE CORP.

     SECOND: The address of the registered office of the Corporation in the State of Delaware is 1209 Orange Street, New Castle County, Wilmington, Delaware 19801. The name of its registered agent at such address is The Corporation
Trust Company.

     THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

     FOURTH: The aggregate number of all classes of shares which the Corporation shall have authority to issue is one thousand (1,000) shares of common stock with a par value of $.01 per share.

     No holder of shares of the Corporation of any class, now or hereafter authorized, shall have any preferential or preemptive right to subscribe for, purchase or receive any share of the Corporation of any class, now or hereafter authorized, or any options or warrants for such shares, or any rights to subscribe to or purchase such shares, or any securities convertible into or exchangeable for such shares, which may at any time or from time to time be issued, sold or offered for sale by the Corporation; provided, however, that in connection with the issuance or sale of any such shares or securities, the Board of Directors of the Corporation may, in its sole discretion, offer such shares or securities, or any part thereof, for purchase or subscription by the holders of shares of the Corporation, except as may otherwise be provided by this Certificate of Incorporation as from time to time amended.

     At all times, each holder of common stock of the Corporation shall be entitled to one vote for each share of common stock held by such stockholder standing in the name of such stockholder on the books of the Corporation.

     FIFTH: The name and address of the Incorporator is as follows:

                  Sylvia L. Adams
                  LATHAM & WATKINS
                  1001 Pennsylvania Avenue, Suite 1300
                  Washington, D.C. 20004-2505

     SIXTH: In furtherance and not in limitation of the power conferred by statute, the Board of Directors is expressly authorized to make, alter or repeal the Bylaws of the Corporation.

     SEVENTH: No director of the Corporation shall be liable to the Corporation or is stockholders for monetary damages for the breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involved intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit.

     EIGHTH: Election of directors need not be by written ballot unless the Bylaws of the Corporation shall to provide.

     NINTH: The Corporation reserves the right to amend, alter, change or repeal any provisions contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by the law of the State of Delaware. All rights conferred upon stockholders herein are granted subject to this reservation.

     I, THE UNDERSIGNED, being the sole incorporator hereinbefore named, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, do make this certificate, herein declaring and certifying that this is my act and deed and the facts herein stated are true, and accordingly have hereunto set my hand this 9th day of October, 1992.



                                           /s/ SYLVIA L. ADAMS
                                           -------------------------------------
                                           Sylvia L. Adams
                                           Incorporator

                                STATE OF DELAWARE

                        OFFICE OF THE SECRETARY OF STATE

                        --------------------------------

     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY "WLUP-FM LICENSE CORP." IS DULY INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND IS IN GOOD STANDING AND HAS A LEGAL CORPORATE EXISTENCE SO FAR AS THE RECORDS OF THIS OFFICE SHOW, AS OF THE SIXTH DAY OF OCTOBER, A.D. 1997.

     AND I DO HEREBY FURTHER CERTIFY THAT THE ANNUAL REPORTS HAVE BEEN FILED TO DATE.

     AND I DO HEREBY FURTHER CERTIFY THAT THE FRANCHISE TAXES HAVE BEEN PAID TO DATE.



                                         /s/ EDWARD J. FREEL
                                         -----------------------------------

                                         Edward J. Freel, Secretary of State
                     [SEAL]
                                         AUTHENTICATION:      8687311

                                                   DATE:      10-06-97

                                STATE OF DELAWARE

                        OFFICE OF THE SECRETARY OF STATE

                        --------------------------------

     I, MICHAEL RATCHFORD, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF INCORPORATION OF "WLUP-FM LICENSE CORP." FILED IN THIS OFFICE ON THE NINTH DAY OF OCTOBER, A.D. 1992, AT 4:30 O'CLOCK P.M.

     A CERTIFIED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO NEW CASTLE COUNTY RECORDER OF DEEDS FOR RECORDING.

                           * * * * * * * * * * * * *





                                   /s/ MICHAEL RATCHFORD
                                   --------------------------------------
                                   Michael Ratchford, Secretary of State

                                   AUTHENTICATION:    *3652034

                       [SEAL]                DATE:    11/06/1992

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 04:30 PM 10/09/1992
732283029-2312324

                          CERTIFICATE OF INCORPORATION

                                       OF

                             WLUP-FM LICENSE CORP.


     FIRST: The name of the corporation (hereinafter sometimes referred to as the "Corporation") is:

                             WLUP-FM LICENSE CORP.

     SECOND: The address of the registered office of the Corporation in the State of Delaware is 1209 Orange Street, New Castle County, Wilmington, Delaware 19801. The name of its registered agent at such address is The Corporation
Trust Company.

     THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

     FOURTH: The aggregate number of all classes of shares which the Corporation shall have authority to issue is one thousand (1,000) shares of common stock with a par value of $.01 per share.

     No holder of shares of the Corporation of any class, now or hereafter authorized, shall have any preferential or preemptive right to subscribe for, purchase or receive any share of the Corporation of any class, now or hereafter authorized, or any options or warrants for such shares, or any rights to subscribe to or purchase such shares, or any securities convertible into or exchangeable for such shares, which may at any time or from time to time be issued, sold or offered for sale by the Corporation; provided, however, that in connection with the issuance or sale of any such shares or securities, the Board of Directors of the Corporation may, in its sole discretion, offer such shares or securities, or any part thereof, for purchase or subscription by the holders of shares of the Corporation, except as may otherwise be provided by this Certificate of Incorporation as from time to time amended.

     At all times, each holder of common stock of the Corporation shall be entitled to one vote for each share of common stock held by such stockholder standing in the name of such stockholder on the books of the Corporation.

     FIFTH: The name and address of the Incorporator is as follows:

                  Sylvia L. Adams
                  LATHAM & WATKINS
                  1001 Pennsylvania Avenue, Suite 1300
                  Washington, D.C. 20004-2505

     SIXTH: In furtherance and not in limitation of the power conferred by statute, the Board of Directors is expressly authorized to make, alter or repeal the Bylaws of the Corporation.

     SEVENTH: No director of the Corporation shall be liable to the Corporation or its stockholders for monetary damages for the breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involved intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit.

     EIGHTH: Election of directors need not be by written ballot unless the Bylaws of the Corporation shall to provide.

     NINTH: The Corporation reserves the right to amend, alter, change or repeal any provisions contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by the law of the State of Delaware. All rights conferred upon stockholders herein are granted subject to this reservation.

     I, THE UNDERSIGNED, being the sole incorporator hereinbefore named, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, do make this certificate, herein declaring and certifying that this is my act and deed and the facts herein stated are true, and accordingly have hereunto set my hand this 9th day of October, 1992.



                                           /s/ SYLVIA L. ADAMS
                                           -------------------------------------
                                           Sylvia L. Adams
                                           Incorporator

                                STATE OF DELAWARE

                                  [STATE LOGO]

                          OFFICE OF SECRETARY OF STATE

                        --------------------------------

     I, MICHAEL RATCHFORD, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF INCORPORATION OF "WLUP-FM LICENSE CORP." FILED IN THIS OFFICE ON THE NINTH DAY OF OCTOBER, A.D. 1992, AT 4:30 O'CLOCK P.M.

     A CERTIFIED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO NEW CASTLE COUNTY RECORDER OF DEEDS FOR RECORDING.

                              * * * * * * * * * *





                                   /s/ MICHAEL RATCHFORD
                                   --------------------------------------
                                   Michael Ratchford, Secretary of State

                                   AUTHENTICATION:           *3622075

                 [SEAL]                      DATE:            10/13/1992

                          CERTIFICATE OF INCORPORATION

                                       OF

                             WLUP-FM LICENSE CORP.


     FIRST: The name of the corporation (hereinafter sometimes referred to as the "Corporation") is:

                             WLUP-FM LICENSE CORP.

     SECOND: The address of the registered office of the Corporation in the State of Delaware is 1209 Orange Street, New Castle County, Wilmington, Delaware 19801. The name of its registered agent at such address is The Corporation
Trust Company.

     THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

     FOURTH: The aggregate number of all classes of shares which the Corporation shall have authority to issue is one thousand (1,000) shares of common stock with a par value of $.01 per share.

     No holder of shares of the Corporation of any class, now or hereafter authorized, shall have any preferential or preemptive right to subscribe for, purchase or receive any share of the Corporation of any class, now or hereafter authorized, or any options or warrants for such shares, or any rights to subscribe to or purchase such shares, or any securities convertible into or exchangeable for such shares, which may at any time or from time to time be issued, sold or offered for sale by the Corporation; provided, however, that in connection with the issuance or sale of any such shares or securities, the Board of Directors of the Corporation may, in its sole discretion, offer such shares or securities, or any part thereof, for purchase or subscription by the holders of shares of the Corporation, except as may otherwise be provided by this Certificate of Incorporation as from time to time amended.

     At all times, each holder of common stock of the Corporation shall be entitled to one vote for each share of common stock held by such stockholder standing in the name of such stockholder on the books of the Corporation.

     FIFTH: The name and address of the Incorporator is as follows:

                  Sylvia L. Adams
                  LATHAM & WATKINS
                  1001 Pennsylvania Avenue, Suite 1300
                  Washington, D.C. 20004-2505

     SIXTH: In furtherance and not in limitation of the power conferred by statute, the Board of Directors is expressly authorized to make, alter or repeal the Bylaws of the Corporation.

     SEVENTH: No director of the Corporation shall be liable to the Corporation or its stockholders for monetary damages for the breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involved intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit.

     EIGHTH: Election of directors need not be by written ballot unless the Bylaws of the Corporation shall to provide.

     NINTH: The Corporation reserves the right to amend, alter, change or repeal any provisions contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by the law of the State of Delaware. All rights conferred upon stockholders herein are granted subject to this reservation.

     I, THE UNDERSIGNED, being the sole incorporator hereinbefore named, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, do make this certificate, herein declaring and certifying that this is my act and deed and the facts herein stated are true, and accordingly have hereunto set my hand this 9th day of October, 1992.



                                           /s/ SYLVIA L. ADAMS
                                           -------------------------------------
                                           Sylvia L. Adams
                                           Incorporator




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